UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2025

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2025, Tim Rausch, TVA’s Executive Vice President and Chief Nuclear Officer, informed TVA’s Chief Executive Officer of his intention to separate from service no later than March 1, 2026, and executed a separation and release agreement. A copy of the agreement is attached to this Form 8-K as Exhibit 10.1.

In addition, effective July 16, 2025, the Chair of the People and Governance Committee, with concurrence of the Board Chair, approved amendments to the Supplemental Executive Retirement Plan (“SERP”) and the Restoration Plan.

•SERP. The SERP was amended so that participants will cease accruing new benefits on September 30, 2025. Participants will continue to be entitled to receive their accrued benefit as calculated on September 30, 2025.

•Restoration Plan. The Restoration Plan, which previously prohibited participation by any TVA employee who was a participant in the SERP, was amended to authorize participation for all employees otherwise entitled to participate, effective September 30, 2025.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1*	Separation and Release Agreement Between TVA and Tim Rausch Dated as of July 14, 2025
* Certain attachments have been omitted. TVA hereby undertakes to furnish copies of the omitted attachments upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: July 17, 2025	/s/ Thomas C. Rice
Thomas C. Rice
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

This exhibit is filed pursuant to Item 9.01 hereof.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1*	Separation and Release Agreement Between TVA and Tim Rausch Dated as of July 14, 2025
* Certain attachments have been omitted. TVA hereby undertakes to furnish copies of the omitted attachments upon request by the Securities and Exchange Commission.